EXHIBIT 2



    Forms of Rights Certificate and of Election to Exercise, included in
                     Exhibit A to the Rights Agreement.

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                                                 	EXHIBIT A

                	[Form of Rights Certificate]

Certificate No. W-                     ------- Rights

     THE RIGHTS ARE SUBJECT TO REDEMPTION OR
     MANDATORY EXCHANGE, AT THE OPTION OF THE
     COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS
     AGREEMENT.  TO THE EXTENT PERMITTED BY
     APPLICABLE LAW RIGHTS BENEFICIALLY OWNED BY
     ACQUIRING PERSONS OR AFFILIATES OR ASSOCIATES
     THEREOF (AS SUCH TERMS ARE DEFINED IN THE
     RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF
     THE FOREGOING WILL BE VOID.

	                    Rights Certificate


	                CULLEN/FROST BANKERS, INC.

          This certifies that ____________________, or reg-istered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the regis-tered holder thereof, subject to the terms, provisions and conditions of the Shareholder Protection Rights Agreement, dated as of January 26, 1999 (as amended from time to time, the "Rights Agreement"), between Cullen/Frost Bankers, Inc., a Texas corporation (the "Company"), and The Frost National Bank, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on February 8, 2009, one one-hundredth of a fully paid share of Junior

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Participating Preferred Stock, par value $0.01 per share
(the "Preferred Stock"), of the Company (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Elec-tion to Exercise duly executed at the principal office of the Rights Agent in San Antonio, Texas. The Exercise Price shall initially be $200 per Right and shall be subject to adjustment in certain events as provided in the Rights
Agreement.
          In certain circumstances described in the Rights
Agreement, the Rights evidenced hereby may entitle the reg-istered holder thereof to purchase securities of an entity other than the Company or securities of the Company other than Preferred Stock or assets of the Company, all as provided in the Rights Agreement.
          This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorpo-rated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obliga-tions, duties and immunities hereunder of the Rights Agent,

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the Company and the holders of the Rights Certificates.
Copies of the Rights Agreement are on file at the principal office of the Company and are available without cost upon written request.
          This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the reg-istered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
          Subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be (a) redeemed by the Company under certain circumstances, at its option, at a redemption price of $0.01 per Right or (b) exchanged by the Company under certain circumstances, at its option, for one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right (or, in certain cases, other securities or assets of the Company), subject in each case

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to adjustment in certain events as provided in the Rights
Agreement.
          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of any securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

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          This Rights Certificate shall not be valid or
obligatory for any purpose until it shall have been counter-signed by the Rights Agent.
          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Date:  ____________


ATTEST:                      CULLEN/FROST BANKERS, INC.



-------------------          By--------------------------
  Secretary


Countersigned:

THE FROST NATIONAL BANK


By
  -----------------------
   Authorized Signature

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                  	[Form of Reverse Side of Rights Certificate]

                       	FORM OF ASSIGNMENT

       	(To be executed by the registered holder if such holder desires to transfer this Rights Certificate.)

           FOR VALUE RECEIVED ________________________ hereby

sells, assigns and transfers unto ___________________
                                  (Please print name
_____________________________________________________
             and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:  _______________, ____

Signature Guaranteed:               -------------------------
                                    Signature
                                    (Signature must correspond
                                    to name as written upon the
                                    face of this Rights
                                    Certificate in every
                                    particular, without
                                    alteration or enlargement or
                                    any change whatsoever)


          Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

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------------------------------------------------------------
                  (To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Bene-ficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                   _________________________
                                   Signature

------------------------------------------------------------


                          	NOTICE

          In the event the certification set forth above is not completed in connection with a purported assignment, the Company will deem the Beneficial Owner of the Rights evidenced by the enclosed Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.

                           -2-
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07 89-5P       	[To be attached to each Rights Certificate]

               	FORM OF ELECTION TO EXERCISE
               -----------------------------

           	(To be executed if holder desires to
             	exercise the Rights Certificate.)

TO: CULLEN/FROST BANKERS, INC.

          The undersigned hereby irrevocably elects to exer-cise _______________________ whole Rights represented by the attached Rights Certificate to purchase the shares of Participating Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

          ___________________________________
          Address:
          -----------------------------------
          ___________________________________
          Social Security or Other Taxpayer
          Identification Number:
          -----------------------------------


If such number of Rights shall not be all the Rights evi-
denced by this Rights Certificate, a new Rights Certificate
for the balance of such Rights shall be registered in the
name of and delivered to:
          ___________________________________
          Address:
          -----------------------------------
          ___________________________________
          Social Security or Other Taxpayer
          Identification Number:
          -----------------------------------

Dated:  _______________, ____



Signature Guaranteed:               _________________________
                                    Signature
                                    (Signature must correspond
                                    to name as written upon the
                                    face of the

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                                    attached Rights Certificate
                                    in every particular, without
                                    alteration or enlargement or
                                    any change whatsoever)

          Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.


------------------------------------------------------------
                  (To be completed if true)

          The undersigned hereby represents, for the benefit of all holders of Rights and shares of Common Stock, that the Rights evidenced by the attached Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                   _________________________
                                   Signature

------------------------------------------------------------

                            NOTICE
                            ------

          In the event the certification set forth above is not completed in connection with a purported exercise, the Company will deem the Beneficial Owner of the Rights evidenced by the attached Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) or a transferee of any of the foregoing and accordingly will deem the Rights evidenced by such Rights Certificate to be void and not transferable or exercisable.